UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2026
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PAGERDUTY, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value per share	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2026, PagerDuty, Inc. (the “Company”) entered into a Transition Agreement (the “Transition Agreement”) with Owen Howard Wilson, the Company’s Chief Financial Officer and principal financial officer (the “CFO”), in connection with his retirement that was previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 25, 2025.

Under the Transition Agreement, it is anticipated that Mr. Wilson will continue in the position of CFO until the commencement of employment of a new CFO (the “Appointment Date”), after which time it is anticipated that Mr. Wilson will continue full-time employment with the Company in a non-officer capacity as a strategic advisor until no later than February 28, 2027. The Transition Agreement provides that, as of the Appointment Date, Mr. Wilson’s annual salary as strategic advisor is anticipated to be $475,000. Mr. Wilson’s equity awards will continue to remain outstanding and vest under the existing terms and conditions set forth in the governing plan documents and option or other applicable equity agreements. Mr. Wilson’s employment with the Company remains “at-will” and may be terminated by the Company or Mr. Wilson at any time.

A copy of the Transition Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Transition Agreement for Owen Howard Wilson effective February 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Date: February 4, 2026	By:	/s/ Irving Gomez
	Name:	Irving Gomez
	Title:	Vice President, Deputy General Counsel & Secretary